UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On November 6, 2007, Image Entertainment, Inc. (“Image”) issued a press release announcing that Image and BTP Acquisition Company, LLC (“BTP”) have agreed to extend the closing date for the acquisition of Image by BTP to allow Image to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (“Form 10-Q”). Image and BTP have agreed to close the acquisition no later than two business days after Image files its Form 10-Q with the Securities and Exchange Commission. Image currently expects to file the Form 10-Q on November 13, 2007 and, therefore, expects the acquisition to close no later than November 15, 2007. All other terms of the amended and restated merger agreement remain unchanged and in full force and effect.

A copy of the press release issued by Image is attached hereto as Exhibit 99.1 and is herein incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

99.1	Press release, dated November 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: November 7, 2007	By:	/s/ Dennis Hohn Cho

Dennis Hohn Cho
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 6, 2007.